CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the references to our firm under the captions “Financial Highlights” in the Prospectuses and “Independent Registered Public Accounting Firm” and “Financial Statements” in the Statements of Additional Information, each dated April 29, 2024, and each included in this Post-Effective Amendment No. 261 to the Registration Statement (Form N-1A, File No. 033-70742) of Lincoln Variable Insurance Products Trust (the “Trust”) (the “Registration Statement”).

We also consent to the incorporation by reference of our reports dated February 27, 2024, with respect to the financial statements and financial highlights of Lincoln Hedged S&P 500 Fund 3 (formerly Lincoln S&P 500 Buffer Fund Feb), Lincoln Hedged S&P 500 Conservative Fund 3 (formerly Lincoln S&P 500 Ultra Buffer Fund Feb), Lincoln S&P 500 Buffer Fund May, Lincoln S&P 500 Ultra Buffer Fund May, Lincoln Hedged S&P 500 Fund 4 (formerly Lincoln Hedged S&P 500 Fund), Lincoln Hedged S&P 500 Conservative Fund 4 (formerly Lincoln Hedged S&P 500 Conservative Fund), Lincoln Hedged S&P 500 Fund 2, Lincoln Hedged S&P 500 Conservative Fund 2, Lincoln Nasdaq-100 Buffer Fund Jun, Lincoln Hedged Nasdaq-100 Fund, Lincoln Hedged Nasdaq-100 Fund 2, Lincoln Hedged Nasdaq-100 Fund 3 (formerly Lincoln Nasdaq-100 Buffer Fund Mar), LVIP Channing Small Cap Value Fund, LVIP BlackRock Real Estate Fund, LVIP Delaware Wealth Builder Fund, LVIP SSGA Emerging Markets Equity Index Fund, LVIP Blended Mid Cap Managed Volatility Fund, LVIP BlackRock Global Allocation Fund, LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund, LVIP JPMorgan Retirement Income Fund, LVIP Franklin Templeton Global Equity Managed Volatility Fund, LVIP Mondrian Global Income Fund, LVIP Macquarie Diversified Floating Rate Fund (formerly LVIP Delaware Diversified Floating Rate Fund), LVIP BlackRock Dividend Value Managed Volatility Fund, LVIP Blended Large Cap Growth Managed Volatility Fund, LVIP Multi-Manager Global Equity Managed Volatility Fund, LVIP U.S. Growth Allocation Managed Risk Fund, LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund, LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund, LVIP Vanguard International Equity ETF Fund, LVIP Vanguard Bond Allocation Fund, LVIP American Preservation Fund, LVIP T. Rowe Price 2020 Fund, LVIP T. Rowe Price 2030 Fund, LVIP T. Rowe Price 2040 Fund, LVIP T. Rowe Price 2050 Fund, LVIP T. Rowe Price 2060 Fund, LVIP American Global Growth Fund, LVIP American Global Small Capitalization Fund, LVIP American Growth Fund, LVIP American Growth-Income Fund, LVIP American International Fund, LVIP American Balanced Allocation Fund, LVIP American Growth Allocation Fund, LVIP American Income Allocation Fund, LVIP SSGA Conservative Index Allocation Fund, LVIP Structured Conservative Allocation Fund, LVIP Structured Moderately Aggressive Allocation Fund, LVIP SSGA Moderately Aggressive Index Allocation Fund, LVIP SSGA Moderate Index Allocation Fund, LVIP Structured Moderate Allocation Fund, LVIP Vanguard Domestic Equity ETF Fund, LVIP Macquarie Mid Cap Value Fund (formerly LVIP Delaware Mid Cap Value Fund), LVIP T. Rowe Price Structured Mid-Cap Growth Fund, LVIP PIMCO Low Duration Bond Fund, LVIP SSGA Mid-Cap Index Fund, LVIP Dimensional International Core Equity Fund, LVIP Dimensional U.S. Core Equity 2 Fund, LVIP Macquarie Social Awareness Fund (formerly LVIP Delaware Social Awareness Fund), LVIP Global Moderate Allocation Managed Risk Fund, LVIP Mondrian International Value Fund, LVIP Government Money Market Fund, LVIP Wellington Capital Growth Fund, LVIP MFS International Growth Fund, LVIP Wellington SMID Cap Value Fund, LVIP SSGA S&P 500 Index

Fund, LVIP SSGA Small-Cap Index Fund, LVIP AllianceBernstein Large Cap Growth Fund (formerly LVIP T. Rowe Price Growth Stock Fund), LVIP MFS Value Fund, LVIP Baron Growth Opportunities Fund, LVIP SSGA International Index Fund, LVIP Dimensional U.S. Core Equity 1 Fund, LVIP SSGA Bond Index Fund, LVIP Franklin Templeton Multi-Factor Large Cap Equity Fund, LVIP Franklin Templeton Multi-Factor SMID Cap Equity Fund, LVIP Franklin Templeton Multi-Factor International Equity Fund, LVIP Franklin Templeton Multi-Factor Emerging Markets Equity Fund, LVIP BlackRock Inflation Protected Bond Fund, LVIP Macquarie Bond Fund (formerly LVIP Delaware Bond Fund), LVIP JPMorgan High Yield Fund, LVIP Global Conservative Allocation Managed Risk Fund, LVIP Western Asset Core Bond Fund, LVIP Loomis Sayles Global Growth Fund, LVIP Global Growth Allocation Managed Risk Fund, LVIP SSGA Short-Term Bond Index Fund, LVIP SSGA Global Tactical Allocation Managed Volatility Fund, LVIP Global Aggressive Growth Allocation Managed Risk Fund, LVIP Dimensional U.S. Equity Managed Volatility Fund, LVIP U.S. Aggressive Growth Allocation Managed Risk Fund, LVIP Dimensional International Equity Managed Volatility Fund, LVIP American Global Balanced Allocation Managed Risk Fund, LVIP American Global Growth Allocation Managed Risk Fund, LVIP SSGA Large Cap Managed Volatility Fund, LVIP SSGA SMID Cap Managed Volatility Fund, LVIP MFS International Equity Managed Volatility Fund, LVIP Fidelity Institutional AM Select Core Equity Managed Volatility Fund, LVIP BlackRock Global Allocation Managed Risk Fund, LVIP American Century Select Mid Cap Managed Volatility Fund, LVIP ClearBridge Franklin Select Large Cap Managed Volatility Fund, LVIP Macquarie Diversified Income Fund (formerly LVIP Delaware Diversified Income Fund), LVIP Macquarie Limited-Term Diversified Income Fund (formerly LVIP Delaware Limited-Term Diversified Income Fund), LVIP Macquarie U.S. REIT Fund (formerly LVIP Delaware U.S. REIT Fund), LVIP Macquarie SMID Cap Core Fund (formerly LVIP Delaware SMID Cap Core Fund), LVIP Macquarie U.S. Growth Fund (formerly LVIP Delaware U.S. Growth Fund), LVIP Macquarie Value Fund (formerly LVIP Delaware Value Fund), LVIP Macquarie High Yield Fund (formerly LVIP Delaware High Yield Fund), LVIP SSGA Nasdaq-100 Index Fund, LVIP Invesco Select Equity Income Managed Volatility Fund, LVIP SSGA International Managed Volatility Fund, and Lincoln Opportunistic Hedged Equity Fund (one-hundred and ten of the series constituting the Lincoln Variable Insurance Products Trust) (the “Funds”) included in the Funds’ Annual Report to Shareholders (Form N-CSR) for the year ended December 31, 2023, into this Registration Statement, filed with the Securities and Exchange Commission.

/s/ Ernst & Young LLP

Philadelphia, Pennsylvania

April 29, 2024